UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 22, 2017

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (877) 483-6827

Not Applicable
 Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On March 29, 2017, Ventas Realty, Limited Partnership (“Ventas Realty”), a wholly owned subsidiary of Ventas, Inc. (the “Company”), issued and sold $400,000,000 in aggregate principal amount of its 3.100% Senior Notes due 2023 and $400,000,000 in aggregate principal amount of its 3.850% Senior Notes due 2027 (collectively, the “Notes”) in a registered public offering pursuant to the Company’s existing Registration Statement on Form S-3 (File No. 333- 202586) filed under the Securities Act of 1933, as amended. The Notes are guaranteed by the Company on a senior unsecured basis.

The Notes were sold pursuant to an Underwriting Agreement, dated March 22, 2017 (the “Underwriting Agreement”), among Ventas Realty, the Company and the underwriters named therein. The Notes were issued under an indenture, dated July 16, 2015 (the “Base Indenture”), among Ventas Realty, the Company and U.S. Bank National Association, as trustee, as supplemented by a fourth supplemental indenture, dated March 29, 2017 (the “Fourth Supplemental Indenture”).

The Underwriting Agreement, the Base Indenture and the Fourth Supplemental Indenture are filed as Exhibits 1.1, 4.1 and 4.2, respectively, and are each incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)        Exhibits:

Exhibit Number	Description
1.1

Underwriting Agreement, dated March 22, 2017, among Ventas Realty, Limited Partnership, Ventas, Inc. and the Underwriters named therein, relating to the 3.100% Senior Notes due 2023 and the 3.850% Senior Notes due 2027.

4.1

Indenture, dated July 16, 2015, among Ventas Realty, Limited Partnership, Ventas, Inc., the Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on July 16, 2015).

4.2

Fourth Supplemental Indenture, dated March 29, 2017, among Ventas Realty, Limited Partnership, as Issuer, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee (including the form of the 3.100% Senior Notes due 2023 and the 3.850% Senior Notes due 2027).

5.1	Opinion of Latham & Watkins LLP regarding the 3.100% Senior Notes due 2023 and the 3.850% Senior Notes due 2027.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: March 29, 2017	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1

Underwriting Agreement, dated March 22, 2017, among Ventas Realty, Limited Partnership, Ventas, Inc. and the Underwriters named therein, relating to the 3.100% Senior Notes due 2023 and the 3.850% Senior Notes due 2027.

4.1

Indenture, dated July 16, 2015, among Ventas Realty, Limited Partnership, Ventas, Inc., the Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on July 16, 2015).

4.2

Fourth Supplemental Indenture, dated March 29, 2017, among Ventas Realty, Limited Partnership, as Issuer, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee (including the form of the 3.100% Senior Notes due 2023 and the 3.850% Senior Notes due 2027).

5.1	Opinion of Latham & Watkins LLP regarding the 3.100% Senior Notes due 2023 and the 3.850% Senior Notes due 2027.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).